UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

RUTH'S HOSPITALITY GROUP, INC.
(Exact name of Registrant as Specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100
Winter Park, FL 32789
(Address of principal executive offices, including Zip Code)

(407) 333-7440
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosures.

On March 6, 2012, Ruth’s Hospitality Group, Inc. (the "Company") made available presentation materials to be used by the Company at the Raymond James 33rd Annual Institutional Investors Conference at the JW Marriott Grande Lakes hotel in Orlando, FL. A copy of the presentation materials is included as Exhibit 99.1.

The information in this reporting, including the presentation materials, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Forward-Looking Statements

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed any forward-looking statements. Please refer to the documents filed by the Company with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 9.01 Exhibits.

Exhibits
99.1	March 6, 2012 Presentation Materials at the Raymond James 33rd Annual Institutional Investors Conference.
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date:	March 6, 2012		/s/ John F. McDonald, III
		Name:	John F. McDonald, III
		Title:	Vice President - Legal Chief Compliance Officer